UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2002

NEW YORK COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22278	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (516) 683-4100

Not applicable
(Former name or former address, if changed since last report)

CURRENT REPORT ON FORM 8-K

Item 1.	Changes in Control of Registrant

Not applicable.

Item 2.	Acquisition or Disposition of Assets

Not applicable.

Item 3.	Bankruptcy or Receivership

Not applicable.

Item 4.	Changes in Registrant’s Certifying Accountant

Not applicable.

Item 5.	Other Events

Not applicable.

Item 6.	Resignations of Registrant’s Directors

Not applicable.

Item 7.	Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.

(b)	No pro forma financial information is required.

(c)	Attached as an exhibit is the updated text of a written presentation that the Company intends to make available, and distribute, to current and prospective investors, and to post on its web site, beginning on November 7, 2002.

Item 8.	Change in Fiscal Year

Not applicable.

Item 9.	Regulation FD Disclosure

Beginning on November 7, 2002, the Company intends to make available, and distribute, to current and prospective investors a written presentation that will also be posted on its web site. The presentation discusses the Company’s current and historic performance, strategies, and diluted GAAP EPS projections for 2002 and 2003, and its recent offering of Bifurcated Option Note Unit SecuritiESSM (BONUSESSM Units).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 7, 2002 ————————— Date	NEW YORK COMMUNITY BANCORP, INC. /s/ Joseph R. Ficalora ———————————————— Joseph R. Ficalora President and Chief Executive Officer

EXHIBIT INDEX

99.1	Written presentation to be made available and distributed to current and prospective investors and posted on the Company’s web site beginning on November 7, 2002.